Rule 497(d)


                                     FT 2289
                  Sterne Agee Bank & Thrift Opportunities Trust

                Supplement to the Prospectus Dated March 9, 2010


        Notwithstanding anything to the contrary in the prospectus, Sterne Agee will not be acting as sole distributor of Units of the Trust.

March 15, 2010